EXHIBIT 10.1
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                                                        Zomex - Sierra Strategic

                              Contract for Services
                              ---------------------

BETWEEN:
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Sierra Strategic Design Inc. ("Sierra Strategic")
8 - 700 South Crest Drive
Kelowna, B.C.                                        OF THE FIRST PART,

AND
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Zomex Distribution Inc.  ("Zomex")
5205 Buchanan Road
Peachland, B.C.                                      OF THE SECOND PART


WHEREAS,
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Zomex is desirous of securing Software Architecture and Design expertise to facilitate a full re-write of the software and for the software to emerge as a new Windows version with Internet connectivity features;

THE PARTIES AGREE TO THE FOLLOWING:
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The duration of this contract is from January 5 2004 to August 31 2004. The value of this contract is $35,000 Canadian Funds.

Sierra Strategic shall:

1. Receive market input and feature lists from Zomex, or their designate, or Business World I.T. Inc or their designates;
2. Determine features within the new feature lists that are missing from the existing software (GAP analysis);
3. Report on an appropriate architecture and consult with Zomex on the capital and operating costs thereof;
4.   Generate a design document that encompasses:
     o Consolidated class model utilizing industry best practices and notably that which is required utilizing UML and J2EE specifications;
     o Detailed class model showing all key entities, facts, attributes and domains;
     o Advise on RUP (Rational Unified Process) methodology for the development phases;
     o Establish a logical data model suitable for deployment to SQL Server 2000 or Oracle 9i, with physical model implementations targeting SQL Server 2000;
5. Advise on a methodology for Internet interactivity suitable to meet the marketing and business objectives of Zomex;


Zomex shall:

1. Provide sufficient meeting time to adequately assist Sierra Strategic with communication of known market information and business goals;



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                                                        Zomex - Sierra Strategic



2.   Provide payment of this contract to Sierra Strategic as follows:

     Date                              Amount
     ---------------------     --------------
     May 1 2004                      7,000.00
     June 1 2004                     7,000.00
     July 1 2004                     7,000.00
     August 1 2004                   7,000.00
     September 1 2004                7,000.00

        Total                       35,000.00


Agreed to this 5th day of January, 2004:



/s/ Michael Mooney                             /s/ Peter Buckley
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For Sierra Strategic                           For Zomex




























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